EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-07
                             POOL PROFILE (6/6/2003)

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                                     -----------------   --------------------
                                             Bid               Tolerance
                                     -----------------   --------------------
AGGREGATE PRINCIPAL BALANCE              $500,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                    1-Jul-03
INTEREST RATE RANGE                       4.375-7.125
GROSS WAC                                      5.420%       (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                   25 bps
MASTER SERVICING FEE                            1 bps
WAM (in months)                                   177           (+/- 2 month)

WALTV                                             56%           (maximum +5%)

CALIFORNIA %                                      40%           (maximum 40%)

AVERAGE LOAN BALANCE                         $500,000      (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE            $1,300,000    (maximum $1,500,000)

CASH-OUT REFINANCE %                              19%          (maximum  +5%)

PRIMARY RESIDENCE %                               95%           (minimum -5%)

SINGLE-FAMILY DETACHED %                          95%           (minimum -5%)

FULL DOCUMENTATION %                              45%           (minimum -5%)

UNINSURED > 80% LTV %                              0%           (maximum +1%)

WA FICO                                           740           (minimum -10)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-07
                             POOL PROFILE (6/6/2003)
                               PRICING INFORMATION
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     RATING AGENCIES                      TBD by Wells Fargo

     PASS THRU RATE                                    4.75% or 4.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS              0.01% or 0.00%

     PRICING DATE                                        TBD

     FINAL STRUCTURE DUE DATE                      10-Jul-03            9:00 AM

     SETTLEMENT DATE                               28-Jul-03

     ASSUMED SUB LEVELS                                  AAA      1.200%
                                                          AA        TBD
                                                           A        TBD
                                                         BBB        TBD
                                                         BB         TBD
                                                          B         TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.



     WFASC Securitization Program as follows:
       1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
       2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
       3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
       4) Wells Fargo Bank Minnesota, N.A. will act as custodian.
       5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
     * This Security may contain Pledged Asset Loans.
     ------------------------------------------------

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-07. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



     WFMBS CONTACTS                            Brad Davis (301) 846-8009
                                               Mike Miller (301) 815-6397
                                               Gretchen Markley (301) 846-8356




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
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                                              WFASC Denomination Policy
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
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                                                                Minimum                  Physical                Book Entry
Type and Description of Certificates                         Denomination (1)(4)       Certificates            Certificates
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

Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex  components (subject to reasonable prepayment
support)                                                       $25,000                    Allowed                  Allowed

Companion classes for PAC, TAC, Scheduled Classes             $100,000                    Allowed                  Allowed

Inverse Floater (Including Leveraged), PO, Subclasses
of the Class A that provide credit protection to the
Class A, Complex multi-component certificates                 $100,000                    Allowed                  Allowed

Notional and Nominal Face IO                                    (2)                       Allowed                  Allowed

Residual Certificates                                           (3)                      Required                Not Allowed

All other types of Class A Certificates                         (5)                         (5)                      (5)

Class B (Investment Grade)                                    $100,000                    Allowed                  Allowed

Class B (Non-Investment Grade)                                $250,000                   Required                Not Allowed
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
(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.